Exhibit 99.1

Adial Announces Cary J. Claiborne, a Renowned Pharmaceutical Executive and Current Board Member, has Joined the Company as Chief Operating Officer

Charlottesville, VA – December 8, 2021 – Adial Pharmaceuticals, Inc. (NASDAQ: ADIL; ADILW), a clinical-stage biopharmaceutical company focused on developing therapies for the treatment and prevention of addiction and related disorders, today announced the appointment of Cary J. Claiborne as Chief Operating Officer. Mr. Claiborne will continue to serve on the Board of Directors.

In his new role, Mr. Claiborne will be responsible for overseeing the Company’s strategic growth initiatives, including commercial preparations for AD04, advancement of the clinical pipeline, as well as identifying potential strategic/partnering opportunities related to addiction and the Company’s adenosine platform through its wholly-owned subsidiary, Purnovate, Inc. Joseph Truluck who previously served as Chief Operating Officer and Chief Financial Officer, will remain Chief Financial Officer of the Company.

William Stilley, Adial’s Chief Executive Officer, stated, “We are honored to welcome Cary to the senior management team as Chief Operating Officer, following his recent appointment to our Board of Directors. This move allows us to more fully benefit from his extensive experience and successful track record within the biopharmaceutical industry, especially within the addiction space, as we approach completion of our ONWARD® Phase 3 trial and begin preparations for potential commercialization of AD04 for the treatment of alcohol use disorder (AUD). We also look forward to his contributions as we advance our Purnovate adenosine platform. Given the positive preclinical data around both PNV-5030, as a potential drug candidate for the treatment of pain, and PNV2 in a metastatic breast cancer model, we are more encouraged than ever by the potential for this platform. We look forward to Cary executing in his new role as we pursue potential strategic and partnering activities around our growing pipeline.”

Mr. Claiborne commented, “Following my recent appointment to the Board, I had the opportunity to more fully involve myself in the business, which only heightened my enthusiasm for the Company’s therapeutic pipeline. In turn, this led me to the decision to commit to Adial and leverage my skill set to help advance the Company’s mission. I am proud to join a company whose goal is to develop an effective, safe and genetically targeted product to treat AUD, which affects approximately 35 million people in the U.S. alone, without the negative side effects of current drugs on the market. I look forward to contributing to the success of AD04 as well as the adenosine platform, both of which I believe have significant market potential and address unmet patient needs.”

Mr. Truluck added, “Cary joins our senior management team at the beginning of a new stage in the growth of Adial. I am excited to work closely with Cary to advance AD04 through the completion of our ONWARD trial, while taking full advantage of the bourgeoning opportunities presented by our Purnovate adenosine platform.”

Mr. Claiborne previously served as Chief Financial Officer (CFO) and board member of Indivior PLC, a publicly traded specialty pharmaceutical company developing medicines to treat addiction and serious mental illnesses. Among his accomplishments, Mr. Claiborne led the company’s spin off from its then parent company, Reckitt Benckiser, to become an independent, listed company. While at Indivior, he established and oversaw corporate reporting, internal audit, tax, treasury, external audit and information technology. Prior to joining Indivior, Mr. Claiborne served as the CFO of Sucampo Pharmaceuticals, Inc., a global biopharmaceutical company, which was later sold to Mallinckrodt. Before joining Sucampo, Mr. Claiborne served as CFO and Corporate Secretary of Osiris Therapeutics, Inc., and oversaw corporate finance during the company’s initial public offering. He graduated from Rutgers University with a B.A. in Business Administration and from Villanova University with an M.B.A., and was a National Association of Corporate Directors (NACD) Governance Fellow.

About Adial Pharmaceuticals, Inc.

Adial Pharmaceuticals is a clinical-stage biopharmaceutical company focused on developing therapies for the treatment and prevention of addiction and related disorders. The Company’s lead investigational new drug product, AD04, is a genetically targeted, serotonin-3 receptor antagonist, therapeutic agent for the treatment of Alcohol Use Disorder (AUD) and is currently being investigated in the Company’s landmark ONWARD™ pivotal Phase 3 clinical trial for the potential treatment of AUD in subjects with certain target genotypes, which are to be identified using the Company’s proprietary companion diagnostic genetic test. A Phase 2b clinical trial of AD04 for the treatment of AUD showed promising results in reducing frequency of drinking, quantity of drinking and heavy drinking (all with statistical significance), and no overt safety concerns (there were no statistically significant serious adverse events reported). AD04 is also believed to have the potential to treat other addictive disorders such as Opioid Use Disorder, gambling, and obesity. The Company is also developing adenosine analogs for the treatment of pain and other disorders. Additional information is available at www.adialpharma.com.

About Purnovate, Inc.

Purnovate, Inc., a wholly owned subsidiary of Adial Pharmaceuticals, is a pharmaceutical development and chemistry company focused on inventing and developing selective, potent, stable, and soluble adenosine analogs to treat diseases and disorders such as pain, cocaine addiction, inflammation, infectious disease, cancer, asthma, and diabetes. Additional information is available at www.purnovate.com.

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements are based upon various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward-looking statements include statements regarding Mr. Claiborne’s expected contribution to Adial, advancing our Purnovate adenosine platform and the potential of AD04 to treat other addictive disorders such as Alcohol Use Disorder, Opioid Use Disorder, gambling, and obesity. Any forward-looking statements included herein reflect our current views, and they involve certain risks and uncertainties, including, among others, Mr. Claiborne’s ability to contribute to the success of Adial as expected, our ability to enroll patients within the timelines anticipated and complete clinical trials on time and achieve desired results and benefits as expected, our ability to obtain regulatory approvals for commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate, our ability to establish and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund our research and development activities, and our ability to retain our key employees or maintain our Nasdaq listing. These risks should not be construed as exhaustive and should be read together with the other cautionary statement included in our Annual Report on Form 10-K for the year ended December 31, 2020, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Contact:

Crescendo Communications, LLC
David Waldman / Natalya Rudman
Tel: 212-671-1021
Email: adil@crescendo-ir.com

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